                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): MARCH 1, 2000


                      ATLANTIC GULF COMMUNITIES CORPORATION
               (Exact Name of Registrant as Specified in Charter)


       Delaware                        1-8967                   59-0720444
--------------------------------------------------------------------------------
(State or Other Juris-              (Commission File           (IRS Employer
diction of Incorporation)               Number)              Identification No.)


     4800 N. Federal Hwy, #105E
        Boca Raton, Florida                             33431
--------------------------------------------------------------------------------
       (Address of Principal                          (Zip Code)
         Executive Offices)


                                  561-620-0029
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              (Registrant's Telephone Number, Including Area Code)


              2601 South Bayshore Drive, Miami, Florida 33133-5461
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

     On March 1, 2000, Atlantic Gulf Communities Corporation and certain of its subsidiaries (collectively, "Atlantic Gulf") entered a service agreement with Broad River LLC ("Broad River") (the "Service Agreement," a copy of which is attached as Exhibit 10.1 hereto), pursuant to which Broad River has agreed, and has agreed to cause Richard Ackerman ("Ackerman"), who is a member and manager of Broad River, to perform the duties and assume the titles of Atlantic Gulf's President and Chief Executive Officer ("CEO").

     SERVICE AGREEMENT. Pursuant to the Service Agreement:

     1. As of the December 1, 1999, Atlantic Gulf retained Broad River, and Broad River agreed to cause Ackerman, to perform the duties and assume the titles of Atlantic Gulf's President and CEO.

     2. Broad River has agreed to provide these services, and to cause Ackerman to devote his full business time and attention to performing Broad River's obligations, from December 1, 1999 through November 30, 2001 (the "Initial Service Period"). The Initial Service Period will be extended for successive one year terms so long as neither Broad River nor Atlantic Gulf gives timely notice of non-renewal (each such additional one-year period being referred to as an "Extended Service Period" and all of the Extended Service Periods and Initial Service Period being referred to as the "Service Period"). During the Extended Service Periods, Broad River agrees to provide these services, and to cause Ackerman to devote, two full working days a week for the performance of Broad River's obligations.

     3. During the Service Period, Atlantic Gulf will compensate Broad River at the rate of $207,625 per annum ($511,975 per annum for the first twelve months of the Initial Service Period) (which, along with his compensation during the Initial Service Period, is collectively referred to herein as Broad River's "Compensation"). In addition, Atlantic Gulf will reimburse Broad River for Ackerman's reasonable out of pocket expenses.

     4. During the Service Period, Atlantic Gulf will permit Broad River to become a participating employer in Atlantic Gulf's employee insurance and other benefit plans.

     5. If Broad River provides services to Atlantic Gulf through the first 12-month anniversary of the commencement of the Service Agreement, Broad River will be entitled to a bonus equal to 25% of the cumulative overhead savings, as defined in the Service Agreement (the "Bonus"), realized by the Company during such 12-month period.

     6. While retained by Atlantic Gulf, Broad River will be entitled to receive an additional bonus equal to 5% of the total dollars available for shareholder distribution after payment of all institutional and project indebtedness of the Company (the "Profit Participation"). Broad River's Profit Participation is not secured by any assets of Atlantic Gulf, will only be paid after repayment of Atlantic Gulf's indebtedness (as defined in the Service Agreement) and will be paid pari passu with distributions to Atlantic Gulf's stockholders.

     7. Broad River's Profit Participation vests after Broad River fully completes the Initial Service Period; however, the maximum amount of the Profit Participation during the Initial Service Period is capped at $2,500,000 (the "Dollar Cap"). For each full Extended Service Period that Broad River completes, the Dollar Cap will increase by $1,000,000.

     8. In the case of a termination of the Service Agreement:

          (a) due to non-renewal, Broad River will be entitled to receive (a) all accrued but unpaid Compensation, (b) the cash value of Ackerman's accrued but unused vacation time, (c) Broad River's and Ackerman's unreimbursed expenses, (d) all of the accrued but unpaid Cash Bonus (but only to the extent earned as of November 30, 2000 and not yet paid as of that date) (the "Accrued Obligations") and to retain 100% of the vested Profit Participation.

          (b) by the Company for "cause" (as defined in the Service Agreement), Broad River will be entitled to receive the Accrued Obligations plus 25% of its vested Profit Participation;

          (c) by Broad River without "good reason" (as defined in the Service Agreement), Broad River will be entitled to receive the Accrued Obligations plus 100% of its vested Profit Participation;

          (d) by the Company for reasons other than cause, by Broad River for good reason or because of Ackerman's death or disability, Broad River will be entitled to receive the Accrued Obligations plus 100% of the Profit Participation, whether or not vested, and the Dollar Cap will be determined as if Broad River had been terminated immediately following the close of business on the next succeeding November 30th (provided that the Dollar Cap shall never be less than $2.5 million), plus a lump sum payment equal to the Compensation that Broad River would have received if it had continued to provide services through the end of the then current Service Period.

     9. Broad River and Ackerman have certain confidentiality, nonsolicitation of employees and limited non-compete obligations.

     10. While Broad River renders services to Atlantic Gulf, Atlantic Gulf has agreed to maintain director and officer insurance for Ackerman and otherwise indemnify Broad River and Ackerman (except for Broad River's or Ackerman's gross negligence and/or willful misconduct) to the fullest extent permitted by law for losses incurred by them as a result of any suits relating to Ackerman's performance of services under the Services Agreement.

     THE FOREGOING IS INTENDED AS A SUMMARY ONLY, AND IS NOT (AND SHOULD NOT BE CONSIDERED TO BE) A DEFINITIVE DESCRIPTION OF ALL, OF THE TERMS OF THE SERVICE AGREEMENT. FOR A COMPLETE DESCRIPTION OF THE TERMS OF THE SERVICE AGREEMENT, SEE THE COPY OF THE SERVICE AGREEMENT ATTACHED AS EXHIBIT 10.1 HERETO.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

     10.1 Service Agreement, dated March 1, 2000, between Broad River LLC and Atlantic Gulf Communities Corporation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ATLANTIC GULF COMMUNITIES CORPORATION
                                              (Registrant)


                                  // RICHARD ACKERMAN //
                                  -------------------------------
Date: March 12, 2000              By: Richard Ackerman
                                  Title:  President and Chief Executive Officer